UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant          ☒

Filed by a party other than the Registrant           ☐

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☐              Preliminary Proxy Statement
☐              Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐              Definitive Proxy Statement
☒              Definitive Additional Materials
☐              Soliciting Material under §240.14a-12

ITT EDUCATIONAL SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 3, 2011
ITT EDUCATIONAL SERVICES, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: March 4, 2011 Date: May 3, 2011 Time: 10:00 a.m. EDT Location: Hilton Crystal City 2399 Jefferson Davis Highway Arlington, VA 22202

ITT EDUCATIONAL SERVICES, INC. 13000 NORTH MERIDIAN STREET CARMEL, IN 46032-1404

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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▬ Before You Vote ▬
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                           FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:
                 1)  BY INTERNET:              www.proxyvote.com
                 2)  BY TELEPHONE:          1-800-579-1639
                 3)  BY E-MAIL*:                 sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow àXXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before April 19, 2011 to facilitate timely delivery.

▬ How to Vote ▬
Please Choose One of the Following Voting Methods
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Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors
Nominees:
1a.	John E. Dean
1b.	James D. Fowler, Jr.
1c.	Vin Weber

2.
To ratify the appointment of PricewaterhouseCoopers LLP to serve as ITT Educational Services, Inc.’s (ITT/ESI) independent registered public accounting firm for its fiscal year ending December 31, 2011.

3.
To approve, by a non-binding vote, the compensation paid to ITT/ESI’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, in ITT/ESI’s proxy statement.

The Board of Directors recommends you vote for THREE years on the following proposal:

4.	To approve, by a non-binding vote, holding future shareholder votes to approve the compensation paid to ITT/ESI’s named executive officers every one, two, or three years.

If you are a record holder and would like to attend the Annual Meeting and vote in person, please bring this notice and a valid form of identification.  If the shares are held in a brokerage account or by a bank or other holder of record and you would like to vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other holder of record and present it, along with a valid form of identification, at the Annual Meeting.

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